UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

ENERGY 11, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-55615	46-3070515
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 W 3rd Street, Suite 220 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 882-9192

                               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Energy 11, L.P. (the “Partnership”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01.  Other Events

On March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”), the U.S. Securities and Exchange Commission issued Order Release No. 34-88465 (the “Order”) granting registrants exemptions to certain provisions of the Exchange Act and the rules thereunder related to certain reporting requirements, including the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, due to circumstances related to the coronavirus disease (“COVID-19”).

The Partnership will be relying on the Order to delay the filing of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) due to circumstances related to COVID-19. The need to address the immediate and evolving impacts of COVID-19 on the Partnership’s business and operations, including impacts on the operations of each of its operators of its oil and natural properties in North Dakota, has increased the demands on the Partnership’s personnel at a time when stay-at-home orders, including the orders in place in Oklahoma, Texas and Virginia, where the Partnership’s personnel are located, have impacted normal working patterns. This has slowed the Partnership’s normal quarterly close and financial reporting processes related to its Form 10-Q, and the Partnership expects to briefly delay its filing. The Partnership currently expects to file its Form 10-Q by May 29, 2020, or as soon as practicable, but in any event no later than June 29, 2020, which is the end of the 45-day extension period.

In addition, in further reliance on the Order, the Partnership is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”) with the following risk factors, which should be read in conjunction with the other risk factors presented in the 2019 Annual Report.

The current widespread outbreak of COVID-19 has significantly adversely impacted and disrupted, and is expected to continue to adversely impact and disrupt, the Partnership’s business and the industry in which the Partnership operates.

In December 2019, China reported an outbreak of COVID-19 in its Wuhan province. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. COVID-19 has spread worldwide, forcing governments around the world to take drastic measures to halt the outbreak. These measures include significant restrictions on travel, forced quarantines, stay-at-home requirements and the closure of businesses in many industries, creating extreme volatility in capital markets and the global economy.

COVID-19’s impact to the global economy, in particular the oil and gas industry, has been unprecedented, as reduced demand for fossil fuels has resulted in a significant decline in commodity prices during March and April 2020. The Partnership experienced a decline in anticipated revenue during March 2020 due to commodity price declines, and the Partnership expects demand for oil and gas as well as commodity prices to be low for the remainder of 2020, which will negatively impact the Partnership’s business during the second quarter of 2020 and likely beyond. The Partnership cannot give any assurance as to when demand will return to more normal levels or if commodity prices will increase.

The COVID-19 pandemic and related restrictions aimed at mitigating its spread have caused the General Partner to modify certain of the Partnership’s business practices, including limiting employee travel, encouraging work-from-home practices and other social distancing measures. Such measures may cause disruptions to the Partnership’s business and operational plans. There is no certainty that these or any other future measures will be sufficient to mitigate the risks posed by the disease, including the risk of infection of key employees, and the Partnership’s ability to perform certain functions could be impaired by these new business practices. For example, the Partnership’s reliance on technology has necessarily increased due to the General Partner’s encouragement of remote communications and other work-from-home practices, which could make the Partnership more vulnerable to cyber-attacks.

The spread of COVID-19 has caused severe disruptions in the global economy, specifically the oil and gas industry, and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.

COVID-19 has caused severe economic, market and other disruptions worldwide. In many respects, it is too early to quantify the long-term ramifications of COVID-19 on the global economy as well as the oil and gas industry, the Partnership’s operators and the Partnership’s business. Further, it is currently not possible to predict how long the COVID-19 pandemic will last or the time that it will take for economic activity to return to prior levels. As a result, the Partnership cannot provide an estimate of the overall impact of COVID-19 on its business or when, or if, the Partnership and its operators will be able to resume normal, pre-COVID-19 operations. Nevertheless, sustained lower oil and gas prices and reduced demand resulting from COVID-19 present material uncertainty and risk with respect to the Partnership’s business, financial performance and condition, operating results and cash flows. In addition, low oil and natural gas prices may cause the Partnership’s undrilled wellsites to become uneconomic to develop.

Crude oil prices declined significantly in the first quarter of 2020 and have continued to decline. If oil prices continue to decline or remain at current levels for a prolonged period, the Partnership’s operations and financial condition may be materially and adversely affected.

In the first quarter of 2020 and through the beginning of the second quarter, crude oil prices have fallen sharply and dramatically, due in part to significantly decreased demand as a result of COVID-19 and the significantly increased supply of crude oil as a result of a price war between Saudi Arabia and Russia. In April 2020, Saudi Arabia, Russia, the United States and other members of OPEC agreed to certain production cuts; however, these cuts are not expected to be enough to offset near-term demand loss attributable to COVID-19. Prices for WTI crude oil were over $60 per barrel at the beginning of 2020 before declining significantly through March and further declined as prices fell below $20 per barrel by the end of April 2020. If crude oil prices continue to decline or remain at current levels for a prolonged period, the Partnership’s operations, financial condition, cash flows, level of expenditures and the quantity of estimated proved reserves that may be attributed to the Partnership’s properties may be materially affected.

As domestic demand for crude oil has declined substantially due to COVID-19, the General Partner cannot ensure that there will be a physical market for the Partnership’s production at economic prices until markets stabilize.

As a result of low commodity prices, the operators of the Partnership’s wells may curtail a portion of the Partnership’s estimated crude oil production and may store rather than sell additional crude oil production in the near future. Additionally, the excess supply of oil could lead to further curtailments by those operators. In addition, U.S. storage capacity is expected to be fully subscribed by the end of May 2020. While the Partnership believes that the shutting-in of such production will not impact the productivity of such wells when reopened, there is no assurance the Partnership will not have a degradation in well performance upon returning those wells to production. The storing or shutting in of a portion of the Partnership’s production can also result in increased costs under midstream and other contracts. Any of the foregoing could result in an adverse impact on the Partnership’s revenues, financial position and cash flows.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Partnership to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Partnership’s forward-looking statements is the potential increased adverse effect of COVID-19 on the Partnership’s business, financial performance and condition, operating results and cash flows, the oil and gas industry, and the global economy and financial markets. The significance, extent and duration of the impacts caused by the COVID-19 outbreak on the Partnership will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, limited partners are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19.

Such additional factors include, but are not limited to, the ability of the Partnership to implement its operating strategy; the ability of the Partnership to manage planned growth; the ability of the Partnership to provide liquidity opportunities for its limited partners; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the energy and capital markets; financing risks; litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Partnership’s business. Although the Partnership believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Current Report on Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Partnership or any other person that the results or conditions described in such statements or the objectives and plans of the Partnership will be achieved. Readers should carefully review the Partnership’s financial statements and the notes thereto, as well as the risk factors described in the Partnership’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Partnership with the SEC on March 10, 2020. Any forward-looking statement that the Partnership makes speaks only as of the date of this Current Report on Form 8-K. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2020

ENERGY 11, L.P.

		By:	/s/ David McKenney
David McKenney
Chief Financial Officer of Energy 11 GP, LLC